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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 30, 2007

              CWHEQ Revolving Home Equity Loan Trust, Series 2007-E
              -----------------------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-139891-02

                                   CWHEQ, INC.
                                  ------------
                         (Exact name of the depositor as
                            specified in its charter)
                          Commission File Number of the
                              depositor: 333-139891

                          Countrywide Home Loans, Inc.
                          -----------------------------
             (Exact name of the sponsor as specified in its charter)

            Delaware                                       87-0698310
--------------------------------                      ---------------------
(State or Other Jurisdiction of                         (I.R.S. Employer
          Incorporation)                                Identification No.)


         4500 Park Granada
         Calabasas, California                                 91302
         ---------------------                                -------
         (Address of Principal Executive Offices)            (Zip Code)

         Registrant's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Filing of Certain Materials

         The financial statements, financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of MBIA Inc. and subsidiaries and the financial statements of MBIA Insurance Corporation and subsidiaries incorporated in the prospectus supplement by reference to MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2006 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their reports in the prospectus and the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

         Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:


         23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.



                                         By:      /s/ Darren Bigby
                                                  -----------------------------
                                                  Name:  Darren Bigby
                                                  Title:  Vice President



Dated:  May 30, 2007


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Exhibit Index


Exhibit



         23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation